Q1 2019 Investor Presentation Solutions for a changing world Exhibit 99

Safe Harbor Statement & Disclosure This presentation includes forward-looking comments subject to important risks and uncertainties. It may also contain financial measures that are not in conformance with accounting principles generally accepted in the United States of America (GAAP). Refer to Hyster-Yale’s reports filed on Forms 8-K (current), 10-Q (quarterly), and 10-K (annual) for information on factors that could cause actual results to differ materially from information in this presentation and for information reconciling financial measures to GAAP. Past performance may not be representative of future results. Forward-looking Information noted in the following slides was effective as of the Company’s most recent earnings release and conference call (May 1, 2019), with the exception of information concerning newly enacted tariffs, which was effective as of May 17, 2019, the date this presentation was made available. Nothing in this presentation should be construed as reaffirming or disaffirming the outlook provided as of those dates. This presentation is not an offer to sell or a solicitation of offers to buy any of Hyster-Yale’s securities.

Our Businesses Our Attachment Business Our Fuel Cell Business Our Core Lift Truck Business

Key Perspectives Global market growth expected to slow Investments to expand HY’s product and solutions portfolio and geographic breadth and depth Core lift truck programs aim to trigger organic growth through intensified industry and customer focus Nuvera remains a venture business with developed technology; breakeven plan in place Lift Truck business objective of 7% operating profit margin in the medium term through execution of key projects, with an added focus on progressive revenue growth and achieving ROTCE above 20% Pricing raised to offset tariffs but cost/price differential lag Stable Market Foundation with Strong Growth Drivers: Automation, Alternative Energy & the Rise of E-commerce Supply chain challenges have delayed shipments, but are abating

Hyster-Yale at a Glance Hyster-Yale Materials Handling, Inc. (NYSE:HY) is a leading globally integrated, full-line lift truck manufacturer offering a broad array of solutions aimed at meeting the specific materials handling needs of its customers. _____________________  Note: Throughout this investor presentation the results of the Sulligent, Alabama, facility have been included in the Bolzoni segment from 1/1/2017, and from 1/1/18, the results of Nuvera include product development funding from third-parties as revenue with the offsetting related costs in cost of sales. EBITDA and ROTCE are non-GAAP measures and should not be considered in isolation or as a substitute for GAAP measures. See non-GAAP explanations and the related reconciliations to GAAP measures in the Financial Appendix starting on page 32. As of 3/3/1/2019 all Sullligent, Alabama, employees are included in the Bolzoni employee total. Key Metrics In millions (except employee data) LTM 3/31/19 Lift Truck Bolzoni Nuvera Revenue $3,043.1 $351.3 $20.9 Operating Profit (loss) $51.7 $8.0 ($36.7) Net Income (loss) $45.6 $4.2 ($26.7) EBITDA(1) $98.8 $17.6 ($36.6) ROTCE(1) (Net debt basis) 10.4% 2.9% n/m Net Debt at end of period $220.1 $34.2 n/m Approximate # of Employees (globally)(2) 6,200 1,400 200 LTM 3/31/19 Sales by Segment Separate lift truck, attachment and fuel cell segments ($ in millions) 7% LIFT TRUCK OPERATING PROFIT MARGIN TARGET

Reach Trucks Forklifts Internal Combustion Engine Lithium-Ion Reach Stackers Big Trucks Very Narrow Aisle Trucks Full Lift Truck Product Line - Over 400 Different Truck Models Available Electric Counterbalanced Rider Trucks Electric Narrow Aisle Trucks Electric Hand Trucks Internal Combustion Engine (cushion tire) Internal Combustion Engine (pneumatic tire) 3-wheel Electric 4-wheel Electric Pallet Trucks Stackers Order Pickers Empty / Laden CLASS 1 CLASS 2 CLASS 3 CLASS 4 CLASS 5 1.0T to 5.5T 1.5T to 6.0T 1.5T to 8.0T 1.0T to 7.0T 1.0T to 52.0T Warehouse Equipment Electric CB Container Handlers Internal Combustion Engine Counterbalance 1.5T to 5.0T 1.0T to 2.0T 1.0T to 2.0T 1.5T to 45.0T CLASS 1 CLASS 2 CLASS 3 CLASS 5 Diesel Forklift 4-wheel Electric Empty Container Handler Reach Stacker Rough Terrain Forklift Very Narrow Aisle Truck Warehouse Equipment 3-wheel Side Loader Reach Truck Hyster®, Yale® & Utilev ® > 300 models HY Maximal > 100 models Port Machinery Stacker Pallet Truck Gas &LPG Forklift ICE OTHER

…with a Broad Range of Power Options, Attachments and Solutions Push Pulls Lifting Tables Electric Counterbalanced Rider Trucks Electric Narrow Aisle Trucks Electric Hand Trucks Internal Combustion Engine (cushion tire) Internal Combustion Engine (pneumatic tire) CLASS 1, 2 & 3 Fuel Cell Engine LPG & Bi-fuel Diesel Tier 3 / Stage III LPG & CNG Diesel Tier 4 / Stage IV/ Tier 5 - coming Lithium-ion Battery CLASS 4 & 5 Clamps Multipallets Rotators Sideshifters Fork Positioners Forks 45,000+ assets under management Power Options Attachments Solutions Lead-Acid Battery

Long-term CAGR (2004 – 2018) = 5.7% _____________________ Source: ITA. Represents quarterly order intake. Global Industry Remains Strong, but Moderating (units in thousands) Global Lift Truck Industry Size _____________________ Trend line represents 5.7% long-term CAGR Average Industry Size. Source: WITS. Represents annual order intake. North America Retail Lift Truck at Trend Line _____________________ Source: WITS. LTM 12/31/15 Orders Reports. Lift Truck Industry – Unit Distribution by Class _____________________ Source: WITS. LTM 3/31/19 Orders Reports. ICE = Internal Combustion Engine Total Industry = 1,528k Units Class 4 ICE 4% Market Size - $ _____________________ Source: Internal Company estimates Market Size - Units Class 5 ICE 55% Class 1 Electric 20% Class 2 Electric 11% Class 3 Electric 10% Estimated Industry Revenue Mix _____________________ Source: WITS. LTM 3/31/19 Orders Reports. Global Lift Truck Industry Breakdown (Units) Trend Upper Limit Lower Limit NA

Lift Truck Business Target Economics Goal and Gap to Target Achieve 7% operating profit margin target over the medium term Achieve ROTCE > 20% Target Economics gap closure can be achieved with unit volume… Stronger Industry + Share Growth = Volume Leverage LTM 3/31/19 Gap to Target Economics Actual Lift Truck Operating Profit Margin % 1.7% Margin Variances – including impact of Tariffs 3.3% Volume Variances* Manufacturing variances/other 1.2% Operating Expenses 0.8% Total Volume Variances* 2.0% Lift Truck Operating Profit Margin % Gap 5.3% Lift Truck Operating Profit Margin % Target 7.0% Impacts on current results Price lag to offset material inflation and tariffs Supplier challenges impacting shipments Investment in strategic projects Strength of dollar *Expected to achieve with annual sales of 122,000 HY-produced lift truck units (mix dependent), excluding trucks manufactured by Hyster-Yale Maximal

Global Supply Chains Trends – Customer Demands Driving New Solutions Workforce availability Faster response Lower costs Environment E-commerce Electrification Automation/robotics Low cost country sourcing Wireless communications Big Data analytics Alternative energy Modular platforms Global sourcing Digital Buyers Safety TREND DRIVERS

Our Strategies address Changing Landscape and will Drive Our Economic Engine Basic Business Areas Geographic and Product Balance Worldwide Distribution Strength to Drive Market Share Parts and Service Volume Large Lift Truck Population in Service Volume Economies of Scale Design Component commonality Supply Chain Manufacturing Quality Marketing Parts Infrastructure Capital requirements Be the Leader in Independent Distribution Grow in Emerging Markets Provide Lowest Cost of Ownership, while Enhancing Productivity for Customers Be a Leader in Fuel Cells & their Applications Be the Leader in the Delivery of Industry- & Customer-Focused Solutions Hyster-Yale’s economic engine is driven by increasing unit volume and economies of scale. Core strategic initiatives are designed to drive the economic engine by increasing market share... Be the Leader in the Attachments Business A large lift truck population base drives parts and service volume resulting in enhanced profitability for Hyster-Yale and dealers

Factors Impacting Cost of Ownership *Typical truck cost/hour for 5,000lb North American applications #1: Provide the Lowest Cost of Ownership, while Enhancing Productivity for Customers Lease Fleet optimization Service & Repair Cost/hour Fuel Energy usage Mode control Alternative powertrains ICE to ER Telematics Fleet Management Extended Warranty Residuals Price management Cost control Operator Ergonomics/ fatigue Automated trucks Auto functions Productivity

Key Focus Areas for Low Cost of Ownership and Enhanced Productivity New RS45 Reachstacker Segmentation – Right Product at Right Price Leads to Lower Cost of Ownership Constant power and refuel as quick as 3 minutes No batteries or battery charging rooms Environmentally clean Fuel Cell-Powered Battery Box Replacements Partner Collaboration Telemetry Solutions Internally Developed Automation (IDA) HY Automation with Dual-Mode Operation Lithium-Ion Solutions Modular designs Increased component commonality Ability to tailor to meet specific customer needs at lowest cost Substantial expense and capital expenditures upfront with expected significant supply chain and manufacturing cost savings and efficiencies beginning in 2020 Next Generation Products Under Development New End Rider XT&MX FT&VX UT&UX

Top Accounts Market Plan Action Items Key Drivers Scorecards #2: Be the Leader in the Delivery of Industry- & Customer-Focused Solutions

Warehouse Counterbalanced Source: 2018 ITA Market Size and Mix by Vertical and Segment LOGISTICS & RENTALS INDUSTRIALS RETAIL & DURABLE GOODS FOOD & BEVERAGE Applying dedicated industry-focused resources to target segments

North America account structure and HYG sales approach Top Buyers ~ 200 Accounts Industry Leaders ~2,000+ Accounts 25% of Market 35% of Market Rest of the Market ~200,000 Accounts High Value National Accounts Team 40% of Market Dealer Sales Team Market Share HYG Sales Approach Industry Sales Team _____________________ Source: Internal Company estimates

#3: Be the Leader in the Attachments Business A complete range of attachments to serve material handling industries in the area of forest products, food and beverage, white goods, logistics, chemistry, automotive and many others… Synergy Activities Growth of Attachment business in Americas Growth of Lift Truck business in Europe Insource Lift Truck business requirements Stand-Alone Supplier Preferred supplier to HY Arms-length sales Commercial confidentiality Key supplier partner Purchasing leverage Broader market access Part of Hyster-Yale One of the worldwide leading manufacturers of lift truck attachments, forks and lift tables Paper Roll Clamps Intelligent and standard Pulp & Waste Paper Bale Clamps Carton Clamps Intelligent and standard Multi Pallet Handlers Parallel Clamps Push Pulls Sideshifters and Fork positioners Forks Lifting Tables Specialized Products Rotators

AUTOMOTIVE Bolzoni Core Strategies for Growth North America expansion Industry focus BEVERAGE WHITE GOODS 3PLs PAPER Growth in AGV segment Enhance Strong OEM Relationships Managed as separate business segment to maintain OEM Information integrity of standard clamps Expansion of fork manufacturing capacity

#4: Be a Leader in fuel cells and their applications Design of Fuel Cell Stacks and Engines Manufacture of Fuel Cell Engines: strong focus on integration / performance Manufacture of Fuel Cell Stacks: strong focus on cost reduction and automation Sales & Marketing to OEM’s and Partners Reliability Growth Engineering: focus on quality & increasing MTBF Design of BBR and Integrated Solutions Reliability Growth Engineering Manufacture of BBR and Integrated Solutions Sales & Marketing Product Support in Field High technology fuel cell company Integrator of fuel cell engines into lift trucks

Non-Lift Truck Growth Opportunities Heavy duty applications Port equipment n Delivery vehicles n Buses China market entry Market research n Two agreements signed n Other opportunities in evaluation n Low-cost sourcing Heavy duty applications Port equipment n Delivery vehicles n Buses

#5: Grow in Emerging Markets MATURE MARKETS 820,000 EMERGING MARKETS 708,000 M A R K E T S I Z E S U B – T O T A L S Indicative Map Only: Company’s estimate of market type Emerging versus Mature Lift Truck Market Size (Last 12 months) Top Global Manufacturers are increasing product depth into utility and standard product line-up Top GLOBAL Manufacturers Top CHINESE Manufacturers Lift Truck Competition is Repositioning Premium Sub-Utility Standard Utility Top Chinese Manufacturers are increasing quality and specification of utility & standard product line-up WESTERN EUROPE 418,955 NORTH AMERICA 260,918 PACIFIC 26,538 JAPAN 91,707 MIDDLE EAST & AFRICA 36,902 INDIAN SUBCONTINENT 17,337 ASIA 65,078 CHINA 455,376 EASTERN EUROPE 93,377 LATIN AMERICA 20,047 BRAZIL 19,081 MEXICO 11,813 SOUTH AFRICA 9,197

Secular Shift in Product Mix Market 2018 _____________________ Source: WITS. Orders Reports. ICE = Internal Combustion Engine Utility = Company Estimates DRIVERS: Customer shift Growth of warehousing and logistics Environmental, health and safety Evolving technologies Growth in emerging markets Previous Peak 2007

Acquired a 75% Interest in Hyster-Yale Maximal Forklift [Zhejiang] Co., Ltd. Best Value n Best Fit n Best Potential Management Culture Local market experience Production and design capability Facilities and location Brand and distribution network Utility Counterbalance forklifts Big Trucks Rough Terrain forklifts Side Loader forklift Organization Product People Near Term Synergy Plan Rationalize Operations Improve Operations Enhance Development Optimize Distribution Leverage Cost Advantage Expand Products

#6: Be the Leader in Independent Distribution Enhancing performance Dealer Excellence programs Dealer incentives Term-based contracts 1,000+ global dealer locations 2,500+ application consultants 10,000+ service technicians Independent n Exclusive n Entrepreneurial n Profitable n Committed partner n Dual-line or single Strengthening the distribution footprint Sales and Service territories Competitor conversions In-territory acquisitions Enhanced digital customer experience systems

Only Major Manufacturer Committed to Exclusive and Independent Distribution HY Strong value proposition attracts successful, entrepreneurial dealers with long term outlook Limits HY capital requirements, lowers cost structure and drives high ROTCE Key dealer criteria: To be customer obsessed with intimate local knowledge HY teams incentivized on retail sales performance, so aligned with dealer interests High ROTCE achieved despite lower operating profit % than peer group High dealer ROI encourages increased investment, propelling HY economic engine Dealer supported with: Great products High-quality marketing Direct sales or sales support for large accounts Dealer Excellence programs Financial services Systems support A True Partnership Independent Dealer

Path to Execution of Strategic Initiatives In total, Hyster-Yale projects maturing over the next 1 to 4 years are transformative and have the objective of driving revenue and profitability to target New Utility Products New Standard Products New Premium Products HY Maximal Integration BBR Range Expansion BBR Greenville Manufacture Enhanced India Production Integrated Telematics Warehouse Range Expansion Big Truck Electrification Expanded Automation Offering Bolzoni Premium and Standard Products Range Expansion Increased Direct Selling Global Accounts Expansion China Plants Consolidation Brazil Export Expansion Industry Strategy Focus HY – Impact Selling HY – Flow Dealer Stocking Program Dealer Excellence Initiatives Maximal Domestic China & Export Growth Comprehensive Lithium-Ion Offering Digital Initiatives – Sales & Service Bolzoni North America Expansion Nuvera to Breakeven Nuvera OEM & Partner Initiatives PowerTap® Disposition Fuel Cell Range Extenders to Heavy Duty Applications Bolzoni Industry Focus Bolzoni Asia Customer Expansion

($ in millions) Results for Q1 2019 Consolidated vs. Q1 2018 _____________________  These entities are presented on a stand-alone basis, and as such, do not sum to the Consolidated financial information. EBITDA is a non-GAAP measure and should not be considered in isolation or as a substitute for GAAP measures. See non-GAAP explanations and the related reconciliations to GAAP measures in the Financial Appendix starting on page 32. Q1 2019 Results Revenue increase from price increases to offset material cost increases, HY Maximal acquisition, higher parts revenue, and higher Nuvera and Bolzoni revenues, partly offset by unfavorable currency effect Decline in gross profit due to shift in mix to lower-margin products, higher manufacturing costs and unfavorable currency movements, partly offset by price increases, net of material cost inflation and higher parts volumes. Higher operating expenses due to increased SG&A expenses primarily related to increased employee-related costs for sales & marketing and development of new products, plus acquisition of HY Maximal. 2019 Outlook Lift Truck: Investments in strategic programs to continue. FY operating profit expected to increase over 2018. H1 2019 results lower than H1 2018 but improving in H2 as margins recover from the maturation of offsets to tariff-driven material cost inflation, and heavily discounted deals, and with anticipated mid-year resolution of supplier constraints. Company expects to retroactively recover certain tariffs paid on Chinese goods from recent exclusions granted, and has determined that the favorable impact of these exclusions is greater than the anticipated unfavorable effect of the most recently announced tariffs. Bolzoni: Results expected to improve in 2019, but are expected to be affected by additional costs associated with the restructuring of its Americas operations. Projects being aggressively pursued to expand market position, especially in North America, and to improve sales, marketing and product support capabilities. Nuvera: Results expected to improve moderately over 2019 with breakeven targeted for FY 2020. HY HY HY Lift Truck(1) Bolzoni(1) Nuvera(1) Q1 2019 Q1 2018 Variance LTM 3/31/19 Revenues $788 $91.8 $4.5 $834.8 $788.5 $46.299999999999955 $3,225.4 Gross Profit (Loss) $112.6 $15.6 $-1.8 $126.2 $132.1 $-5.8999999999999915 $491.2 Operating Expenses $-,101.8 $-14.4 $-6.6000000000000005 $-,122.8 $-,112.89999999999999 $-9.9000000000000057 $-,468.2 Operating Profit (Loss) $10.8 $1.2 $-8.4 $3.4 $19.2 $-15.799999999999999 $23 Net Income (Loss) $9.6 $0.3 $-6.1 $3.4 $14.9 $-11.5 $23.2 EBITDA(2) $24.1 $4.3 $-8.1999999999999993 $20 $34.4 $-14.399999999999999 $79.8

Hyster-Yale Use of Cash Priorities Expense and Capital Investments in Strategic initiatives to accelerate growth or enhance margins Acquisitions of technologies and other forklift-related businesses Investments to commercialize Nuvera’s fuel cell technology 2017 2018 2019 Annual Dividends (1) $19.8m $1.21/share $20.4m $1.24/share YTD $5.2m $1.24/share 2012 to 2014 Share Buyback $49.8m / 694,653 shares of Class A common stock Investments in Lift Truck & Attachments Businesses Investments in Fuel Cell Business Return Cash to Stockholders Investments in Adjacent or Complementary Businesses Investments in Share Gain Programs

Valuation Approach Needs to Vary By Business Lift Truck and Attachment Businesses Fuel Cell Business Board Oversight as Separate Businesses Incentives Tied to Individual Businesses Strong Operating Cash Generation Market Leading Products and Position Mature Cyclical Industry Value using Traditional Valuation Model of EBITDA Multiple on a Net Debt Basis Multiple should reflect ROIC levels and growth prospects Developing / Technology Industry Distinct Technology / Patents in Fuel Cell and Hydrogen Generation Operating Cash Invested in New Product Commercialization / Ramp Up Value as Venture Business with Developed Technology by selling and producing 122,000* HY-factory trucks (excluding HY Maximal) In Summary, a compelling investment scenario with many projects coming to completion over the next few years Grow to approximately $4 billion HY Lift Truck segment revenue irrespective of industry size and maintain ROTCE >20% to Fill existing assembly line capacity through Significant share growth Which leverages Technology accelerators and business acquisitions Grow Bolzoni operating profit margin to 7% Move Nuvera to breakeven then on toward profitability Core lift truck business poised for strong revenue and income growth Aggressive investments in share gain initiatives New modular product platforms under development Bolzoni business has significant upside Additional products under review Americas growth potential Nuvera business currently having a significant negative impact on HY earnings, but: Solid path for profitability established Partners established in China, others in process *Mix dependent

Financial Appendix

Non-GAAP Disclosure EBITDA and return on total capital employed are not measurements under U.S. GAAP, should not be considered in isolation or as a substitute for GAAP measures, and are not necessarily comparable with similarly titled measures of other companies. Hyster-Yale defines each as the following: EBITDA is defined as income (loss) before asset impairment charges, income taxes and noncontrolling interest income (loss) plus net interest expense and depreciation and amortization expense; Return on Total Capital Employed (“ROTCE”) is defined as net income (loss), as reported, before interest expense, after tax, divided by average capital employed. Average capital employed is defined as average stockholders’ equity plus average debt less average cash. Adjusted Cash Flow before Financing is defined as cash from operating activities less cash from investing activities, excluding the approximately $80m impact of an unplanned systems-related acceleration of supplier payments in December 2016. For reconciliations from GAAP measurements to non-GAAP measurements, see the following pages.

Non-GAAP Reconciliation EBITDA _____________________ Note: EBITDA in this investor presentation is provided solely as a supplemental disclosure with respect to operating results. EBITDA does not represent net income (loss), as defined by U.S. GAAP and should not be considered as a substitute for net income or net loss, or as an indicator of operating performance. The Company defines EBITDA as income (loss) before asset impairment charges, income taxes and noncontrolling interest income (loss) plus net interest expense and depreciation and amortization expense. EBITDA is not a measurement under U.S. GAAP and is not necessarily comparable with similarly titled measures of other companies. Trailing 12 Months ($ in millions) Year Ended December 31 Qtr. Qtr. Consolidated 2014 2015 2016 2017 2018 43190 43555 43555 Reconciliation of EBITDA Net income attributable to stockholders $109.8 $74.7 $42.8 $48.6 $34.700000000000003 $14.9 $3.4 $23.2 Nuvera asset impairment 0 0 0 4.9000000000000004 - 0 - - Noncontrolling interest income (loss) 0.4 0.4 -0.5 0.3 -0.4 0 -0.2 -0.6 Income tax provision (benefit) 39.9 29.4 -4 44.9 2.2999999999999998 4.9000000000000004 1.5 -1.1000000000000001 Interest expense 3.9 4.7 6.7 14.6 16 4 4.5 16.5 Interest income -1.1000000000000001 -1.5 -2 -3.6 -2.4 -0.8 -0.4 -2 Depreciation and amortization expense 29.7 28.9 39.1 42.8 44 11.4 11.2 43.8 EBITDA $182.6 $136.6 $82.1 $152.5 $94.2 $34.4 $20 $79.8 Trailing 12 Months ($ in millions) Year Ended December 31 Qtr. Qtr. Lift Truck 2014 2015 2016 2017 2018 43190 43555 43555 Reconciliation of EBITDA Net income attributable to stockholders $111.2 $89.3 $66.900000000000006 $71.8 $56.7 $20.7 $9.6 $45.6 Noncontrolling interest income (loss) 0.4 0.4 -0.5 -0.4 -0.9 -0.1 -0.4 -1.2 Income tax provision 40.700000000000003 39.4 12.2 59.4 10.6 6.8 3.1 6.9 Interest expense 3.9 4.7 6.9 13.9 15.4 3.8 4.3 15.9 Interest income -1.1000000000000001 -1.5 -3 -3.7 -2.6 -0.8 -0.4 -2.2000000000000002 Depreciation and amortization expense 29.6 27.3 28.1 29.6 33.5 7.6 7.9 33.799999999999997 EBITDA $184.70000000000002 $159.6 $110.60000000000002 $170.6 $112.7 $38 $24.1 $98.8

Non-GAAP Reconciliation EBITDA (continued) _____________________ Note: EBITDA in this investor presentation is provided solely as a supplemental disclosure with respect to operating results. EBITDA does not represent net income (loss), as defined by U.S. GAAP and should not be considered as a substitute for net income or net loss, or as an indicator of operating performance. The Company defines EBITDA as income (loss) before asset impairment charges, income taxes and noncontrolling interest income (loss) plus net interest expense and depreciation and amortization expense. EBITDA is not a measurement under U.S. GAAP and is not necessarily comparable with similarly titled measures of other companies. ($ in millions) Trailing 12 Months Year Ended December 31 Qtr. Qtr. Nuvera 2014 2015 2016 2017 2018 43190 43555 43555 Reconciliation of EBITDA Net loss attributable to stockholders $-1.4 $-14.6 $-23.8 $-26.7 $-27.9 $-7.3 $-6.1 $-26.7 Nuvera asset impairment 0 0 0 4.9000000000000004 0 0 0 0 Income tax benefit -0.8 -10 -15.8 -15.3 -10.5 -2.7 -2.2999999999999998 -10.1 Interest expense 0 0 0 0 0.1 0 0 0.1 Interest income 0 0 0 0 0 0 0 0 Depreciation and amortization expense 0.1 1.6 1.5 2 0.8 0.9 0.2 0.1 EBITDA $-2.1 $-23 $-38.1 $-35.099999999999994 $-37.5 $-9.1 $-8.1999999999999993 $-36.599999999999994 9 Months Ended December 31 Year Ended December 31 Qtr. Trailing 12 Months ($ in millions) Qtr. Bolzoni 2016 2017 2018 43190 43555 43555 Reconciliation of EBITDA Net income (loss) attributable to stockholders $-0.3 $3.9 $5.8 $1.9 $0.3 $4.2 Noncontrolling interest income 0 0.7 0.5 0.1 0.2 0.6 Income tax provision (benefit) -0.4 1 2.1 0.5 0.5 2.1 Interest expense 0.8 0.8 0.8 0.2 0.2 0.8 Interest income 0 0 0 0 0 0 Depreciation and amortization expense 9.5 11.2 9.6999999999999993 2.9 3.1 9.9 EBITDA $9.6 $17.599999999999998 $18.899999999999999 $5.6 $4.3 $17.600000000000001

Non-GAAP Reconciliation ROTCE _____________________ Note: Return on capital employed is provided solely as a supplemental disclosure with respect to income generation because management believes it provides useful information with respect to earnings in a form that is comparable to the Company’s cost of capital employed, which includes both equity and debt securities, net of cash. (1) Lift Truck return on capital employed excludes continuing average investments of $129.4 million for Bolzoni and $100.7 million for Nuvera. Investment numbers are based on a 5-point average. Reconciliation of Return on Total Capital Employed (ROTCE) Consolidated Lift Truck(1) Nuvera Bolzoni LTM 3/31/19 Average Stockholders' Equity (3/31/19, 12/31/18, 9/30/18, 6/30/18, and 3/31/18) $552.5 $631.5 $14.4 $130.7 Average Debt (3/31/19, 12/31/18, 9/30/18, 6/30/18, and 3/31/18) 292.8 252.9 (1.5) 46.0 Average Cash (3/31/19, 12/31/18, 9/30/18, 6/30/18, and 3/31/18) (128.4) (345.9) - (12.5) Average capital employed $716.9 $538.5 $12.8 $164.2 Net income (loss) $23.2 $45.6 $(26.7) $4.2 Plus: Interest expense, net 14.5 13.7 0.1 0.8 Less: Income taxes on interest expense, net at 26% (3.8) (3.6) - (0.2) Actual return on capital employed = actual net income (loss) before interest expense, net, after tax $33.9 $55.7 $(26.6) $4.8 Actual return on capital employed percentage 4.7% 10.4% n/m 2.9% ($ in millions)

Cash Flow before Financing Calculation Consolidated ($ in millions) Year Ended December 31 Qtr. Trailing 12 Months 2014 2015 2016 2017 2018 3/31/2019 3/31/2019 Reconciliation of Cash Flow before Financing Net cash provided by (used for) operating activities $100.0   $89.4   $(48.9)   $164.7   $67.6 ($22.4)   $16.7 Net cash used for investing activities (44.4) (31.3) (145.1) (47.3) (110.9) (8.0) (111.9) Cash Flow before Financing $55.6   $58.1   $(194.0)   $117.4   ($43.3) ($30.4)   ($95.2) Impact of accelerated supplier payments - - 80.0 (80.0) - - - Adjusted Cash Flow before Financing $55.6   $58.1   $(114.0)   $37.4   ($43.3) ($30.4)   ($95.2)

Supplemental Information

Hyster founded in Portland, Oregon as the Willamette Ersted Company 1929 1944 1959 Company name officially changed to Hyster Company First Hyster container handling trucks 1875 1920 Yale Lock Mfg. broadens its scope into materials handling Yale and Towne launched a new battery powered low-lift platform truck 1963 Yale forklift truck business merges with Eaton Mfg. Industrial Truck Division 1950 Yale added gas, LP gas and diesel-powered fork lift trucks to its range Hyster introduces the famous Monotrol® pedal 1971 Yale forges a partnership with Sumitomo Ltd 2011 NMHG introduces the UTILEV® lift truck for the utility segment of the market 2016 1985 Yale acquired by NACCO Industries 1989 Hyster acquired by NACCO Industries NMHG renamed Hyster-Yale Group HY completes acquisition of 100% of Bolzoni S.p.A. The History of Hyster-Yale and Its brands 1989 2012 Hyster-Yale formed as independent public company following spin-off by NACCO 2014 NMHG, HY’s operating company, acquires Nuvera to enter the fast-growing hydrogen fuel cell market Hyster and Yale merge to form NACCO Materials Handling Group (NMHG) June 2018 HY acquires a 75% interest in Zhejiang Maximal Forklift Company Limited – renamed HY Maximal

Hyster-Yale’s Global Footprint Ramos Arizpé, Mexico Fabrication Manufacture Sulligent, Alabama Attachment and Component Manufacture Berea, Kentucky Lift Truck Manufacture Greenville, North Carolina Division Headquarters; Lift Truck Manufacture; Warehouse Development Center Cleveland, Ohio Corporate Headquarters Danville, Illinois Parts Distribution Center Charlotte, North Carolina Experience Center Barueri, Brazil Brazil Marketing and Administration Center Itu, Brazil Lift Truck Manufacture; Parts Distribution Center Craigavon, N. Ireland Lift Truck Manufacture Nijmegen, Netherlands Lift Truck Manufacture; Big Truck Development Center; Parts Distribution Center Masate, Italy Lift Truck Manufacture; European Warehouse Development Center Shanghai, China (JV) Lift Truck Manufacture; Parts Distribution; China Marketing and Administration Center Obu, Japan (JV) Lift Truck Manufacture; Parts Distribution Cavite, Philippines (JV) Fabrication Manufacture Irvine, Scotland European Administration Center Hanoi, Vietnam (JV) Component Manufacture Sydney, Australia Division Headquarters; Parts Distribution Pune, India Engineering, Supply Chain and Marketing Center Frimley, UK Division Headquarters; Engineering Concept Centre Kuala Lumpur, Malaysia Asia Support Office Hefei, China Supply Chain Center Fairview, Oregon Counterbalanced Development Center; Administration Center San Donato, Italy European Offices; Research & Development; Testing Facilities Billerica, Massachusetts Fuel Cell Business Headquarters; Research and Development; Manufacturing and Sales Homewood, Illinois Attachment Manufacture Piacenza, Italy Bolzoni Headquarters; Attachment, Lift Table and Fork Manufacture Järvenpää, Finland Attachment Manufacture Salzgitter, Germany Attachment Manufacture Wuxi, China Attachment Manufacture Hebei, China Fork Manufacture Pointe-Claire, Canada Commercial Subsidiary Prestons/Sydney, Australia Commercial Subsidiary Warrington, UK Commercial Subsidiary Montcarda/Reixac, Spain Commercial Subsidiary Forbach, France Commercial Subsidiary Prato, Italy Attachment Manufacture Lublin, Poland Commercial Subsidiary Moscow, Russia Commercial Subsidiary Korschenbroich, Germany Commercial Subsidiary Gävle, Sweden Commercial Subsidiary Helmond, Netherlands Commercial Subsidiary Lift Truck Business locations Fuel Cell Business (Nuvera) locations Attachment Business (Bolzoni) locations Global Headquarters LEGEND: Tyler, Texas HY Telematics Chessy, France Commercial Offices Neu-Isenburg, Germany Commercial Offices Weeze, Germany Experience & Test Center Hangzhou, China (JV) Lift Truck Manufacture (Maximal)

Overview and Sources of Revenue 2018 Worldwide Sales by Product _____________________ Company estimate. Units sold by Hyster-Yale Maximal since acquisition on June 1, 2018. Includes Big Truck sales that represent 12.9% of total sales. Represents Hyster-Yale North American Lift Truck unit shipments by industry. A leading global lift truck manufacturer in terms of units sold 2018 Retail Lift Truck Shipments by End Market (4) #3(1) Globally in 2018 Lift Truck Units and Parts Large installed lift truck base that drives parts sales Over 840,000 units worldwide at 12/31/18 HY sales of ~ 103,000 lift truck units in LTM 3/31/19 ~90,100 units sold – produced in HY plants ~4,900 units sold (2)– produced by HY Maximal ~ 8,000 units sold – produced by JV or other third parties Additional ~ 7,100 lift truck units sold in Japan in 2018 Direct sales by JV partner (3) 2018 Lift Truck Distribution Channel Mix Manufacturing 13% Consumer and Business Trades 13% Durable Goods 11% Natural Resources & Materials 13%

Historical Consolidated Revenue ’04 – ’18: 3.1% CAGR ($ in millions)

Industry Units by Geography Lift Truck Unit Class Shipments _____________________ Source: Company: LTM 3/31/19 Units Shipped Note: Units sold direct by SN JV are not included HY Lift Truck Units Sold by Geography _____________________ Source: WITS. LTM 3/31/19 Orders Reports. _____________________ Source: WITS. LTM 3/31/19 Orders Reports. ICE = Internal Combustion Engine _____________________ Source: Company: LTM 3/31/19 Units Shipped Note: Units sold direct by SN JV are not included ICE = Internal Combustion Engine Industry Units by Class HY Lift Truck Units by Class _____________________ Source: Internal Company estimates Estimated Industry Revenue Mix Industry Unit Revenue by Class HY Lift Truck Unit Revenue by Class _____________________ Source: Company LTM 3/31/19 Unit Revenues

Japan Western Europe Eastern Europe Brazil North America Middle East & Africa Latin America (excluding Brazil) Asia (excluding China & Japan) China ( 3 & 12 months rate of change trend) Global Lift Truck Market Rates of Change _____________________ Source: WITS. Bookings Reports.

Lift Truck Market Size Data

Our Long-Term Philosophy Long-term growth Long-term shareholders Shareholder protection Senior management incentivized as long-term shareholders Increase shareholder value Return on Capital Employed and Market Share Increase focus

Our Investment in R&D Lift Truck R&D Investment 2.6% 2.7% 2.9% 2.9% 2.9% % of Revenue $ in millions Product Development Target - 2.5% of Sales Actions to Achieve Target Increase revenue Modular architecture India and China development centers Process automation Co-located suppliers

Building a Platform to Grow in Emerging Markets with Hyster-Yale Maximal Forklift [Zhejiang] Co., Ltd. Established in 2006 in Fuyang District / Founder: Mr. JinHong Lu 600 employees and 1.4 million ft2 office and factory Original Equipment Manufacturer with design, manufacture, sales and service operations Full production capabilities including fabrication, weld, paint & assembly Domestic and export sales, with globally respected product, brand and distribution On June 1, 2018, invested $90 Million for 75% controlling interest 25% ownership remains with seller and new company CEO HY will pay up to an additional $10 Million after 3 years as incentive to the seller Established a China-based Emerging Market Development Center to drive design for utility and standard products Impact of Investment: Contributed $65.3m in sales and generated $2.6m net loss since acquisition (including purchase price accounting adjustments) Expand low-cost, global manufacturing capabilities Enhance access to competitive component sourcing Strengthen utility and standard product portfolio Enhance presence in China market and global utility and standard segments Increase core brand share, and global group unit volume Deliver accretive earnings in 2019 and contribute to Company’s achievement of 7% operating profit margin* *Estimate does not include impact of $10M incentive payout or purchase price accounting adjustments recorded after acquisition.

Near Term Synergy Plan Consolidate existing China operations Insource and expand manufacturing Leverage low cost sourcing Introduce HY expertise Implement HY best practices Emerging Market Development Center Fuyang, China HY Independent Global Distribution Maximize coverage Maintain two channels to target diverse markets Optimize product line-up Apply Hyster-Yale expertise to enhance dealer performance Maximal Global Distribution OPERATIONS DEVELOPMENT DISTRIBUTION Leverage local design expertise and regional supply base to deliver right specification at right price Product Development for: Emerging markets Global utility and standard product segments Rationalize Operations Improve Operations Enhance Development Optimize Distribution Leverage Cost Advantage Expand Products

Projected Investment Return Update Current estimate based on: 2018 after tax performance, including purchase price accounting adjustments 2019-2023 after-tax earnings with additional global synergies Current Estimate Investment Case *Graphic does not include impact of the $10M incentive payout Impact on Annual Global Hyster-Yale Earnings

Bolzoni Revenue by Product Line – LTM 3/31/19 Other Revenues 4% Forks 13% Lift Table 4% Attachments 63% $241.4M (1) Q1 2019 includes cyclinders and transmissions produced in the Sulligent, Alabama plant Cylinders and Transmissions 16%(1)

Separation to maintain OEM information integrity Managed as separate business segment Bolzoni Strategy: Enhance Strong OEM Relationships Lift Truck Manufacturers – OEM Lift Truck & Material Handling Dealers 2018 CUSTOMER MIX Sales outside of Italy = 87.3% of 2018 Global Sales

Bolzoni Strategy: Synergies with HY Develop Bolzoni as global supplier of attachments & forks to HY globally Accelerate growth of attachment business in North America Leverage Bolzoni manufacturing capacity Achieve procurement and logistics cost savings Increase sales of HY forklift & Bolzoni attachments by creating high-quality product package GROWTH Promote through HY distribution system

Fuel Cell Solution Growth Opportunities N. America electric trucks sold per year 175,000+ 25-50% Estimated up to can benefit from fuel cell solutions Global 850,000+ electric trucks sold per year DOE reported North America (1) Population of Fuel Cell Powered Lift Trucks in North America Trend in population of fuel cell powered lift trucks in North America expected to continue (1) Source: DOE Hydrogen and Fuel Cells Program Record. Record #18002. May 30, 2018 (2) Plug Power public information ~25,000 units + ~400 Nuvera units (2) Company Estimate(2)

Integrators OEM’s Speed to Market Close to customer Quality Control Control of IP Long term partnership Custom design and development IP Transfer/ sharing Economies of scale Business Development Approach Nuvera L3 Fuel Cell Hybrid Vehicle L2 Fuel Cell Engine L1 Fuel Cell Module L0 Fuel Cell Stack L3 Fuel Cell Hybrid Vehicle L2 Fuel Cell Engine L1 Fuel Cell Module L0 Fuel Cell Stack

Expansion of Product Line Demonstration in critical port application in California Performance benefits Metal plates – higher durability High power density Open flow field – improved fuel efficiency Modular, easily integrated solution 2019 Heavy duty engine Leverage experience from HY supply Scale up manufacturing capability Planned localization for China market (post-2019) Shown: Hyster 1150HD CH ICE configuration

China Market Research and Engagement Engaged China-based market research and segmentation study Significant government incentives driving market interest Several companies are early entrants, but market open to other partners Nuvera technology is a strong fit at a competitive cost Engaging with the Chinese Hydrogen Fuel Cell Industry and Businesses China Central Government Roadmap 2020 2025 2030 Vehicles Deployed 5,000 Public Transport 50,000 Public Transport Private Application 1 million Total Units Hydrogen Fueling Stations 100 300 1,000 Attended the Second China International Hydrogen & Fuel Cell 2017 Conference and Exhibition Attended the 8th China International New Energy Vehicle 2018 Forum Member International Hydrogen Fuel Cell Association (China)

A Solid Investment Option HYSTER-YALE Strong Balance Sheet Cash Generation & Commitment to Shareholder Return Investment & Growth in Game Changing Technologies Leading Products & Market Position Strategies to Gain Share in all Segments & Markets Customer Focused & Solutions Oriented Strong Return on Capital